Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Vyrex Corporation (the “Company”) on Form 10-Q for the three months ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, George Konrad, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ George Konrad
George Konrad
Principal Financial Officer
May 20, 2008